SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                               JULY 19, 2000
                     ---------------------------------
                     (Date of earliest event reported)


                            INKTOMI CORPORATION
           ------------------------------------------------------
           (Exact name of Registrant as specified in its charter)

   DELAWARE                     000-24339                     94-323810
--------------            ---------------------         --------------------
  (State of               (Commission File No.)          (IRS Employer
Incorporation)                                           Identification No.)

               4100 EAST THIRD AVENUE, FOSTER CITY, CA 94404
        ------------------------------------------------------------
        (Address of principal executive offices, including zip code)

                               (650) 653-2800
            ----------------------------------------------------
            (Registrant's telephone number, including area code)


       -------------------------------------------------------------
       (Former name or former address, if changed since last report)




Item 2.  Acquisition or Disposition of Assets.

          On July 19, 2000, Inktomi Corporation, a Delaware corporation, completed its purchase of 10,750,000 shares of common stock of Ultraseek Corporation, a California corporation, par value $0.01, a wholly owned subsidiary of Infoseek Corporation, a California corporation, and assumed options to purchase 922,500 shares of Ultraseek Common Stock, pursuant to a Stock Purchase Agreement dated as of June 7, 2000, by and between the Inktomi and Infoseek. Pursuant to the Stock Purchase Agreement, Infoseek, the sole shareholder of Ultraseek, received in exchange, $3,500,000 in cash and 2,512,880 shares of common stock of Inktomi, par value $0.001. Inktomi's purpose for the stock purchase is to broaden its client base and to provide customizable search and navigation software for its corporate Intranet and extranet sites. Ultraseek's flagship product, the Ultraseek Server, is a search engine software product that utilizes the core technology developed for the GO.com portal, such a natural language searching, relevance ranking and automated revisiting of directory information. Another product, the Content Classification Engine, is an automated tool for organizing content into categorized topics. Ultraseek software is run on corporate Intranet,extranet and public websites.

Item 7.  Financial Statements Pro Forma Financial Information

         (a)   Financial Statements of Business Acquired.

               The required financial statements shall be filed by amendment not later than 60 days after this initial report must be filed.

         (b)   Pro Forma Financial Information.

               The required supplemental financial information shall be filed by amendment not later than 60 days after this initial report must be filed.

         (c)   Exhibits.


     Exhibit No.               Description
     ----------                -----------
        2.1* Stock Purchase Agreement dated as of June 7, 2000 by and between Infoseek Corporation and Inktomi Corporation.

       99.1              Press release of Inktomi Corporation, dated
                         June 8, 2000.


* Confidential treatment has been requested for certain portions omitted from this Exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Confidential portions of this Exhibit have been separately filed with the Securities and Exchange Commission.




                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               INKTOMI CORPORATION


 Dated: August 1, 2000           By:   /s/  Jerry M. Kennelly
                                    ----------------------------------
                                    Jerry M. Kennelly
                                    Vice President of Finance and
                                    Chief Financial Officer